QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Acusphere, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 29, 2005

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Acusphere, Inc. (the "Company") to be held at 11:00 a.m., local time, on Thursday, June 16, 2005, at the offices of the Company, 500 Arsenal Street, Watertown, Massachusetts 02472.

        At this annual meeting, you will be asked to elect two Class II directors, each to serve for a three-year term, and approve the Company's 2005 Stock Option and Incentive Plan, pursuant to which up to 2,300,000 shares of Common Stock are reserved for issuance. The Board of Directors unanimously recommends that you vote FOR these proposals.

        Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

        If you are a stockholder of record, please vote by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, whether or not you plan to attend the meeting. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                      Very truly yours,

                      Sherri C. Oberg
                       President and Chief Executive Officer

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2005

To the Stockholders of Acusphere, Inc.:

        The Annual Meeting of Stockholders of Acusphere, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 16, 2005, at 11:00 a.m., local time, at the offices of the Company, 500 Arsenal Street, Watertown, Massachusetts 02472, for the following purposes:

        1.     To elect two Class II directors to the Company's Board of Directors, each to serve for a term of three years or until his successor is elected and qualified;

        2.     To approve the Company's 2005 Stock Option and Incentive Plan, under which up to 2,300,000 shares of Common Stock are reserved for issuance;

        3.     To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 28, 2005 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card.

                      By Order of the Board of Directors,

                      John F. Thero
                       Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary

Watertown, MA
April 29, 2005

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on June 16, 2005

April 29, 2005

        Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Acusphere, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, June 16, 2005, at 11:00 a.m., local time, at the offices of the Company, 500 Arsenal Street, Watertown, Massachusetts 02472, or at any adjournments or postponements thereof (the "Meeting"). An Annual Report, containing financial statements for the fiscal year ended December 31, 2004, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 29, 2005.

        The purpose of the Meeting is to elect two Class II directors, and approve the Company's 2005 Stock Option and Incentive Plan. Only common stockholders of record at the close of business on April 28, 2005 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. As of that date, 17,831,954 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. You may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting, or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary, at or before the taking of the vote at the Meeting.

        The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        For proposal 1, the election of Class II directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as Class II directors. For Proposal 2, the approval of the Company's 2005 Stock Option and Incentive Plan, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

        The persons named as attorneys-in-fact in the proxies, Sherri C. Oberg and John F. Thero, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the election of the nominees to the Board of Directors and FOR approval of the Company's 2005 Stock Option and Incentive Plan.

        Aside from the election of directors and approval of the Company's 2005 Stock Option and Incentive Plan, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        The Company's Board of Directors currently consists of seven members. The Company's By-laws divide the Board of Directors into three classes. One class is elected each year for a term of three years. Pursuant to the Company's By-laws, no one class of the Board of Directors shall have more than one director more than any other class. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated and recommended that Mr. Lemke-von Ammon and Mr. Bohlin each be elected to the Board of Directors as a Class II director, to hold office until the Annual Meeting of Stockholders to be held in the year 2008 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Mr. Bohlin is currently a Class III director. Mr. Bohlin is, however, being nominated for election as a Class II director. The Board of Directors has accepted Mr. Bohlin's resignation as a Class III director effective immediately upon the conclusion of the Meeting and the proper election of Mr. Bohlin as a Class II director. Mr. Lemke-von Ammon is currently a Class II director whose term expires at the Meeting and is a nominee for re-election as a director of the Company. Ms. Mitchell is currently a Class II director whose term will expire at the Meeting but will not seek re-election and is not a nominee for re-election. The Board of Directors is also composed of two Class I directors (Sandra Fenwick and Sherri C. Oberg), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2007, and two Class III directors (Frank Baldino, Jr., Ph.D. and Martyn Greenacre), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2006.

        The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if the nominees should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE NOMINEES LISTED BELOW.

        The following table sets forth the nominees to be elected at the Meeting and the continuing directors, and the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year the nominees' and each other director's current term will expire and the current class of director of the nominees and each other director:

Nominee's or Director's Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class II Directors:
Derek Lemke-von Ammon 2002	Director	2005	II
Garen Bohlin 2005	Director	2006	III

Continuing Directors:
Frank Baldino, Jr. 2001	Director	2006	III
Martyn Greenacre 2001	Director	2006	III
Sherri C. Oberg 1993	President, Chief Executive Officer and Director	2007	I
Sandra Fenwick 2004	Director	2007	I

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the director nominees to be elected at the Meeting, the directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Meeting.

Name	Age	Position
Sherri C. Oberg	45	President, Chief Executive Officer and Director
Howard Bernstein, M.D., Ph.D.	48	Senior Vice President, Research and Development
Michael R. Slater	58	Senior Vice President, Operations
John F. Thero	44	Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary
Nancy Wetherbee	48	Senior Vice President, Business Development
Frank Baldino, Jr., Ph.D.	51	Director and Presiding Director of the Board of Directors
Garen Bohlin	57	Director
Sandra Fenwick	54	Director
Martyn Greenacre	63	Director
Derek Lemke-von Ammon	47	Director
Kate Mitchell	46	Director

        Dr. Baldino, Mr. Lemke-von Ammon and Ms. Mitchell are members of the Compensation Committee. Dr. Baldino is Chairperson of the Compensation Committee. Ms. Mitchell's term as a member of the Compensation Committee will expire upon the expiration of her term as a director.

        Mr. Bohlin, Ms. Fenwick and Mr. Greenacre are members of the Audit Committee. Mr. Bohlin is Chairperson of the Audit Committee.

        Mr. Bohlin, Ms. Fenwick and Mr. Greenacre are members of the Nominating and Corporate Governance Committee. Mr. Greenacre is Chairperson of the Nominating and Corporate Governance Committee.

        Sherri C. Oberg, a co-founder of Acusphere, has served as President and Chief Executive Officer and one of the directors of the Company since its inception in 1993. Prior to joining the Company, Ms. Oberg was President and Chief Executive Officer of Neomorphics, Inc., a venture capital-backed company focused on tissue engineering, from 1991 to 1992. Prior to joining Neomorphics, she was a venture capitalist at Aegis Venture Funds from 1988 to 1991, and at Inco Venture Capital Management from 1986 to 1988. Ms. Oberg is a member of the Board of Overseers of The Amos Tuck School at

Dartmouth College. Ms. Oberg holds a B.A. from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration.

        Howard Bernstein, M.D., Ph.D. has served as Senior Vice President, Research and Development of the Company since January 2000 and as Vice President of Research and Development from 1994 to January 2000. Prior to joining the Company, Dr. Bernstein served as Vice President of Pharmaceutical Development at Alkermes, Inc. from 1992 to 1994 and as Vice President of Research at Enzytech Inc. from 1991 to 1992. Dr. Bernstein holds an M.D. from Harvard Medical School and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

        Michael R. Slater has served as Senior Vice President, Operations of the Company since October 2001. Prior to joining the Company, Mr. Slater served as Vice President of Operations from April 1999 to June 2001, and as Vice President of Quality Systems and Regulatory Affairs from February 1998 to April 1999 at Anika Therapeutics, Inc. Mr. Slater served as an independent consultant to the biopharmaceutical industry from 1996 to 1998, as Executive Vice President, Development Operations for ImmuLogic Pharmaceutical Corporation from 1995 to 1996, as Vice President of Regulatory Affairs at Biogen, Inc. from 1985 to 1995, as Director of Corporate Regulatory Affairs from 1983 to 1985 at Biogen S.A. and in various positions including Senior Manager, Medical Services from 1971 to 1983 at Hoechst Pharmaceuticals. Mr. Slater holds a B.Sc. in Information Science from the Metropolitan University of Leeds, England.

        John F. Thero has served as Senior Vice President, Finance and Administration, Treasurer and Chief Financial Officer of the Company since February 2003. Prior to joining the Company, Mr. Thero served as Senior Vice President Finance, Treasurer and Chief Financial Officer at Abiomed, Inc. from 1994 to January 2003. From 1992 to 1994, he was Chief Financial Officer and acting President for the restructuring of two venture-backed companies. From 1987 to 1992 he was employed in various capacities including Chief Financial Officer by Aries Technology, Inc. From 1983 to 1987 he was employed by the commercial audit division of Arthur Andersen & Co., during which time he became a Certified Public Accountant. Mr. Thero received a B.A. in Economics/Accounting from The College of the Holy Cross.

        Nancy Wetherbee has served as Senior Vice President, Business Development of the Company since January 2005. Prior to joining the Company, Ms. Wetherbee served as Vice President of Business Development at Essential Therapeutics, Inc. from 2002 to 2003, as Vice President, Business Development at Phytera, Inc. from 1999 to 2002 and as Vice President, Business Development and Strategic Planning from 1996 to 1998 at Oncormed, Inc. Prior to these positions, Ms. Wetherbee worked in sales and marketing for Boehringer Mannheim and Athena Diagnostics. Ms. Wetherbee holds a Bachelor of Arts, Biochemistry from Mount Holyoke College and a MBA from Simmons Graduate School of Management.

        Frank Baldino, Jr., Ph.D. has served as a director of the Company since April 2001. Dr. Baldino is the founder of Cephalon, Inc., an integrated specialty biopharmaceutical company involved in the development of therapeutics for neurological disorders, sleep disorders and cancer. He has served as President, Chief Executive Officer and a Director of Cephalon since its inception in 1987 and is currently Chairman of the Board. Dr. Baldino holds adjunct academic appointments, including Adjunct Associate Professor of Pharmacology at Temple University School of Medicine, and Adjunct Associate Professor of Physiology and Biophysics and Adjunct Associate Professor of Neurology at Hahnemann University. Dr. Baldino is currently a director of Pharmacopeia, Inc., ViroPharma, Incorporated and NicOx S.A.

        Garen Bohlin has served as a director of the Company since January 2005. Mr. Bohlin is President and CEO of Syntonix Pharmaceuticals, Inc. in Waltham, Massachusetts. Prior to joining Syntonix in 1998, Mr. Bohlin spent 14 years in executive management at Genetics Institute, most recently as

Executive Vice President. Prior to Mr. Bohlin's tenure at Genetics Institute he spent 13 years at Arthur Andersen & Co. In addition to joining Acusphere's Board, he is also a member of the board of directors of Praecis Pharmaceuticals, Inc. and a director of the Massachusetts Biotechnology Council.

        Sandra Fenwick has served as a director of the Company since September 2004. Ms. Fenwick is Chief Operating Officer Children's Hospital in Boston, Massachusetts. Prior to joining Children's Hospital in 1999, Ms. Fenwick was Senior Vice President of System Development for CareGroup, Inc. Before its merger with CareGroup, Ms. Fenwick served at Beth Israel Hospital for 20 years in various areas of increasing responsibility including Vice President and Deputy Director, Vice President of Clinical Services Planning and Development and Vice President of Network Development for Beth Israel Healthcare.

        Martyn Greenacre has served as a director of the Company since July 2001. Mr. Greenacre served in various senior management positions at SmithKline Beecham from 1973 through 1992. From 1989 to 1992, as Chairman Europe, he was responsible for the strategic direction and operational management of pharmaceutical subsidiaries in Europe and for planning and executing European aspects of the merger between SmithKline Beckman and Beecham Pharmaceuticals. He has also served as Chief Executive Officer of two life sciences companies, Zynaxis Inc. from 1993 to 1997 and Delsys Pharmaceutical Corp. from 1997 to 2001. He is currently a director of Cephalon, Inc., Curis, Inc., Immune Response Corp. and a director and chairman of the board of directors of Beijing Med-Pharm Corporation.

        Derek Lemke-von Ammon has served as a director of the Company since September 2002. Mr. Lemke-von Ammon joined FTVentures as a partner in August 2004. Prior to joining FTVentures, Mr. Lemke-von Ammon was a founding member of Thomas Weisel Partners where he was Director of Private Equity, Managing Partner of Thomas Weisel Capital Partners and a member of the Firm's Executive Committee. Prior to joining Thomas Weisel Partners in 1998, Mr. Lemke-von Ammon was a Partner and Director of Private Equity for Montgomery Securities, from 1989 to 1998. Prior to joining Montgomery Securities, Mr. Lemke-von Ammon was a Vice President at Dain Bosworth Incorporated where he was employed from 1985 to 1989. He also worked as a corporate and securities attorney from 1983 to 1985 for Bogle & Gates in Seattle.

        Kate Mitchell has served as a director of the Company since January 2000. Ms. Mitchell's term will expire on the date of the Meeting. Ms. Mitchell is the President and Managing Director of BA Ventures, where she has served since 1997. Prior to joining BA Ventures, she was Senior Vice President for Bank of America Corporation-Interactive Banking from 1994 to 1996. Ms. Mitchell also serves as a director at Songbird Medical, Inc., Manage.com, Wayport, Inc. and Tonic Software, Inc.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Director Independence

        The Board of Directors has determined that each of Dr. Baldino, Messrs. Bohlin, Greenacre and Lemke-von Ammon, Ms. Mitchell and Ms. Fenwick is independent within the meaning of the Company's director independence standards and the director independence standards of The Nasdaq National Stock Market, Inc. ("Nasdaq"). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company's and Nasdaq's committee independence standards.

Executive Sessions of Independent Directors

        Executive sessions of the independent directors are held several times a year following regularly scheduled in-person meetings of the Board of Directors. In 2004, 3 such executive sessions were held. Executive sessions do not include the employee director of the Company, and the Presiding Director of the Board of Directors is responsible for chairing the executive session.

Presiding Director of the Board of Directors

        In 2004, the Board of Directors created a new position of Presiding Director, whose primary responsibility is to preside over the executive sessions of the Board of Directors in which the employee director and other members of management of the Company do not participate. The Presiding Director also oversees the creation of an agenda for each meeting of the Board of Directors, seeks to ensure that topics at each meeting of the Board of Directors are effectively covered, chairs executive sessions of the independent Directors and acts as the principal liaison between the independent Directors and management of the Company. The Board of Directors has designated Dr. Baldino to serve in this capacity until his earlier resignation, replacement or removal.

Policies Regarding Director Nominations

Director Qualifications.

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

  •
  A director must have substantial or significant business or professional experience or an understanding of life sciences, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

  •
  A director must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a committee of the Board of Directors.

        In addition, the Nominating and Corporate Governance Committee will consider the following qualities and skills, among others, in its selection of director:

  •
  Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

  •
  Leadership or substantial achievement in the director's particular field;

  •
  Demonstrated ability to exercise sound business judgment;

  •
  Integrity and high moral and ethical character;

  •
  Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

  •
  Capacity and desire to represent the balanced, best interests of the security holders as a whole and not primarily a special interest group or constituency;

  •
  Ability to work well with others;

  •
  High degree of interest in the business of the Company;

  •
  Dedication to the success of the Company;

  •
  Commitment to responsibilities of a director;

  •
  International business or professional experience; and

  •
  Operational experience, in particular for life-sciences companies or organizations.

Process for Identifying and Evaluating Director Nominees.

        The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

        Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires regarding experience, background and independence, comprehensive background checks from a qualified company of the Company's choosing, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the criteria used by the Nominating and Corporate Governance Committee to evaluate Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Director's approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates for the Board of Director's appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders.

        The Nominating and Corporate Governance Committee will consider director candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director candidates, shall follow the following procedures:

        The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting.

        Such recommendation for nomination must be in writing and include the following:

  •
  Name and address of the stockholder making the recommendation, as they appear on the Company's books and records, and of such record holder's beneficial owner;

  •
  Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

  •
  Name of the individual recommended for consideration as a director nominee;

  •
  All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the recommended candidate's written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board of Directors and elected;

  •
  A written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company's criteria and would be able to fulfill the duties of a director; and

  •
  A written statement from each of the stockholder and the candidate as to whether they consent to being identified in the Company's proxy statement, assuming all other procedural and regulatory requirements are satisfied.

        Nominations may be sent to the attention of the Secretary of the Company by U.S. mail or expedited delivery service to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, attn: Nominating and Corporate Governance Committee.

        Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Stockholder Communications with the Board of Directors

        The Board of Directors strives to provide to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of the Directors through an established process for security holder communication (as that term is defined by the rules of the SEC) ("security holder communication") as follows:

        For security holder communication directed to the Board of Directors as a whole, security holders may send such communication via the method listed below:

    U.S. Mail or Expedited Delivery Service:

    Acusphere, Inc.
    500 Arsenal Street
    Watertown, MA 02472
    Attn: Board of Directors c/o Secretary

        For security holder communication directed to an individual director in his or her capacity as a member of the Board, security holders may send such communication to the attention of the individual director via the method listed below:

    U.S. Mail or Expedited Delivery Service:

    Acusphere, Inc.
    500 Arsenal Street
    Watertown, MA 02472
    Attn: Name of Individual Director c/o Secretary

        The Company will forward by U.S. mail any such security holder communication to the Board of Directors as a whole, or to any individual director, as specified by the security holder.

        Communications from an officer or director of the Company and proposals submitted by security holders to be included in the Company's definitive proxy statement, pursuant to Rule 14a-8 of the Exchange Act of 1934, (and related communications) will not be viewed as a security holder communication. Communications from an employee or agent of the Company will be viewed as security holder communication only if such communications are made solely in such employee's or agent's capacity as a security holder.

Policy Regarding Director Attendance at Annual Meetings

        It is the Company's policy that a meeting of the Board of Directors be scheduled on the same day as the Company's Annual Meeting of Stockholders and all directors are encouraged to attend the Annual Meeting of Stockholders. All of the members of the Company's Board of Directors then in office attended the Annual Meeting of Stockholders held in 2004.

Code of Business Conduct and Ethics

        The Company has adopted a "code of ethics" as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act and a "code of conduct" as defined by qualitative listing requirements promulgated by the Nasdaq National Market that apply to all of the Company's directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics and code of conduct are collectively referred to as the Company's Code of Business Conduct and Ethics, a current copy of which is attached to this Proxy Statement as Annex A. A current copy of the Code of Business Conduct and Ethics may also be obtained by any person, without charge, upon request directed to the Company's Investor Relations department at: Acusphere, Inc., Attention: Investor Relations, 500 Arsenal Street, Watertown, MA 02472.

        The Company intends to disclose amendments to or waivers (including implicit waivers) of any provision of the Code of Business Conduct and Ethics that apply to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company's web site available at http://www.acusphere.com or as otherwise required by applicable rules and regulations.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

        The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met 4 times during the fiscal year ended December 31, 2004 and took action by written consent 7 times. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he or she serves. During 2004, the independent directors met in executive session at regularly scheduled meetings.

Committees of the Board of Directors

        The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee reviews the appropriateness of its charter at least annually.

Compensation Committee

        The Compensation Committee currently consists of Dr. Baldino, Mr. Lemke-von Ammon and Ms. Mitchell. Dr. Baldino serves as the chairperson of the Compensation Committee. Mr. Lemke-von Ammon joined the Compensation Committee in March 2005. Ms. Mitchell's term as a member of the Compensation Committee will expire upon the expiration of her term as a director. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company's and Nasdaq's director independence standards. Dr. Baldino currently serves as chairperson of the Compensation Committee. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company's Chief Executive Officer, reviews and approves general policy matters relating to compensation and benefits of employees of the Company's compensation and benefit strategies and policies of the Company and administers the Company's incentive compensation and benefits plans relating to executive officers of the Company, including the Company's 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan. The Compensation Committee met 6 times during the fiscal year ended December 31, 2004 and took action by written consent one time.

        The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex B.

Audit Committee

        The Audit Committee currently consists of Messrs. Bohlin and Greenacre and Ms. Fenwick. Mr. Bohlin serves as chairperson of the Audit Committee. Mr. Bohlin joined the Audit Committee in January 2005. The Company has determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bohlin is an "audit committee financial expert" as defined in recently adopted SEC rules. The Board of Directors has also determined that each member of the Audit Committee, including Mr. Bohlin, is independent within the meaning of the Company's and Nasdaq's director independence standards and the SEC's heightened director independence standards for audit committee members. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Bohlin's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Bohlin any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

        The Audit Committee makes recommendations to the Board of Directors regarding the selection of the Company's independent auditors, reviews the independence of such auditors, reviews the results and scope of the audit and other services provided by the independent auditors, reviews the professional fees payable to the independent auditors, serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, and reviews and evaluates the Company's internal accounting procedures and controls. Deloitte & Touche LLP currently serves as the Company's independent auditor. The Audit Committee met 7 times during the fiscal year ended December 31, 2004 and took action by written consent one time.

        The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex C.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee currently consists of Mr. Bohlin, Ms. Fenwick and Mr. Greenacre. Mr. Greenacre serves as the chairperson of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company's and Nasdaq's director independence standards. Mr. Greenacre serves as chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding board composition and structure, criteria for board membership and policies relating to the recruitment of board members, assists in identifying and evaluating candidates to be potential new members of the board and oversees the development of policies and processes regarding principles of corporate governance. The Nominating and Corporate Governance Committee met 5 times during the fiscal year ended December 31, 2004 and took action by written consent one time.

        The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex D.

Compensation of Directors

        In accordance with the Company's compensation program for non-employee directors, non-employee directors receive an annual retainer for board membership of $20,000 and an annual retainer for each committee membership of $2,500, in each case payable quarterly. Annual retainer payments are pro-rated based upon days of service in the event a non-employee director joins or leaves the Board of Directors during any calendar year. Non-employee directors also receive a fee of $1,000 for each board or committee meeting attended in person and a fee of $600 for each board or committee meeting attended via telephone conference call, provided that the cumulative amount of such meeting fees shall not exceed $1,000 per day. Non-employee directors may elect to receive their annual retainer in the form of cash or shares of the Company's Common Stock with any such issuances of the Company's Common Stock based on the closing price of the Company's Common Stock on the Nasdaq National Market on the date of issuance.

        In addition, each non-employee director who serves on the Audit Committee will receive on an annual basis an option to purchase 15,000 shares of the Company's Common Stock and each other non-employee director will receive on an annual basis an option to purchase 10,000 shares of the Company's Common Stock, in each case effective immediately following the Company's Annual Meeting of Stockholders. These options will vest in equal monthly installments over a one year period based upon continued service to the Company. Upon their initial election or appointment to the Board of Directors, non-employee directors receive an option to purchase 25,000 shares of the Company's Common Stock, subject to vesting in equal monthly installments over a four year period based upon continued service to the Company.

        Beginning in 2005, effective immediately following the Annual Meeting of Stockholders, (i) the chairperson of the Compensation Committee will receive on an annual basis on option to purchase 2,500 shares of the Company's Common Stock, (ii) the chairperson of the Nominating and Corporate Governance Committee will receive on an annual basis an option to purchase 2,500 shares of the Company's Common Stock, (iii) the chairperson of the Audit Committee will receive an option to purchase 5,000 shares of the Company's Common Stock, and (iv) the Presiding Director of the Board of Directors will receive on an annual basis an option to purchase 7,500 shares of the Company's Common Stockholders. Each of the foregoing options will vest in equal monthly installments over a one year period based upon continued service to the Company.

        In March 2004, each of Dr. Baldino and Mr. Greenacre, upon completion by the Company of a competitive analysis of stock-based compensation for directors, were granted stock options to purchase 22,333 shares of the Company's Common Stock. These stock options were granted at fair value on the date of grant and vest in monthly installments through January 2008.

        All of the Company's directors have been and will be reimbursed for out-of-pocket expenses incurred on the Company's behalf, and all of the directors are eligible to participate in the 2003 Stock Option and Incentive Plan on an ad hoc basis from time to time at the discretion of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        During 2004, Dr. Baldino and Ms. Mitchell served as members of the Compensation Committee. No person who served as a member of the Compensation Committee was, at any time during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.

        During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each Named Executive Officer of the Company (as defined below under "Compensation and Other Information Concerning Directors and Officers;") and (iv) by all directors and Named Executive Officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)
Quaker Capital Management Corporation (3) 401 Wood Street Suite 1300 Pittsburgh, PA 15222	2,580,612	14.0%
Thomas Weisel group (4) One Montgomery Street Suite 3700 San Francisco, California 94104	2,195,411	12.2
Bank of America Corporation (5) Bank of America Corporate Center 100 North Tyron Street, Floor 25 Charlotte, North Carolina 28255	2,013,083	11.2
Peter David Boone (6) 5 Park Place Villas London, United Kingdom W2 1SP	1,636,912	8.8
Polygon Investment Partners LLP (7) 10 Duke of York Square London, United Kingdom SW3 4LY	1,114,316	6.1
Sherri C. Oberg (8)	424,667	2.3
Howard Bernstein, M.D., Ph.D. (9)	207,591	1.2
Charles P. Cox, Ph.D. (10)	45,822	*
Michael R. Slater (11)	64,926	*
John F. Thero (12)	84,178	*
Frank Baldino, Jr., Ph.D. (13)	39,883	*
Martyn Greenacre (14)	35,576	*
Derek Lemke-von Ammon (15)	9,775	*
Garen Bohlin (16)	2,604	*
Sandra Fenwick (17)	4,687	*
Kate Mitchell (18)	1,382,224	7.7
All executive officers, directors and nominees as a group (19) (11 persons)	2,301,933	12.4

*
Represents less than 1% of the outstanding Common Stock

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting and investment power with respect to shares. Pursuant to the rules of the SEC, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that may be exercised within 60 days of the Record Date.

(2)
Applicable percentage of ownership as of the Record Date is based upon 17,831,954 shares of Common Stock outstanding.

(3)
With respect to information relating to Quaker Capital Management Corporation, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 9, 2005. Represents 1,922,050 shares of Common Stock, 250,400 shares of Common Stock issuable upon exercise of warrants and 408,162 shares of Common Stock issuable upon conversion of 56,000 shares of the Company's 6 1/2% convertible exchangeable preferred stock.

(4)
With respect to information relating to Thomas Weisel group, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 14, 2004 and a Form 4 filed with the SEC on April 20, 2005. Represents 2,030,298 shares of Common Stock and 165,113 shares of Common Stock issuable upon exercise of warrants. Thomas Weisel Capital Partners, L.P. ("TWCP L.P.") has shared voting and investment power with respect to 1,883,159 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants. Thomas Weisel Partners Group LLC ("TW Group") has shared voting and investment power with respect to 2,195,411 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, and which amount includes shares of Common Stock beneficially owned by TWCP L.P. and the Other Partnerships (as defined below). Thomas Weisel Capital Partners LLC ("TWCP LLC") has shared voting and investment power with respect to 2,195,411 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, and which amount includes shares of Common Stock beneficially owned by TWCP L.P. and the Other Partnerships (as defined below). TW Group is the managing member of the general partner of TWCP L.P., TWP CEO Founders' Circle (AI), L.P. ("AI"), TWP CEO Founders' Circle (QP), L.P. ("QP"), Thomas Weisel Capital Partners Employee Fund, L.P. ("Employee Fund") and TWP 2000 Co-Investment Fund, L.P. ("Co-Invest"). TWP LLC is the general partner of TWCP L.P., AI, QP, Employee Fund and Co-Invest, and the managing member of the general partner of Thomas Weisel Capital Partners (Dutch), L.P. ("Dutch") and Thomas Weisel Capital Partners (Dutch II), L.P. ("Dutch II" and, together with Dutch, AI, QP, Employee Fund and Co-Invest, the "Other Partnerships").

(5)
With respect to information relating to Bank of America Corporation, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 11, 2005. Represents 1,919,115 shares of Common Stock and 93,968 shares of Common Stock issuable upon exercise of warrants. Bank of America Ventures ("Ventures") has sole voting and investment power with respect to 1,375,975 shares of Common Stock and shared voting and investment power with respect to 152,883 shares of Common Stock. Ventures disclaims beneficial ownership of all such shares held by BA Venture Partners II. Bank of America, N.A. ("BANA") has shared voting and investment power with respect to 1,528,858 shares. NB Holdings Corporation ("Holdings") has shared voting and investment power with respect to 1,535,379 shares. Bank of America Corporation ("Bank of America") has shared voting and investment power with respect to 2,013,083 shares. BancBoston Ventures, Inc. has sole voting and investment power with respect to 477,704 shares. Fleet National Bank has shared voting and investment power with respect to 477,704 shares. Bank of America Capital Corporation has sole voting and investment power with respect to 6,521 shares. BANA owns all of the outstanding equity interest in Ventures. Holdings owns all of the outstanding equity interests in BANA. Bank of America owns all of the outstanding equity interests in Holdings. Ms. Mitchell, one of our directors, is the president and managing director of Bank of America Ventures. In such capacity, she may be deemed to share voting and investment power with respect to the shares held by Bank of America Ventures. Ms. Mitchell disclaims beneficial ownership of these shares, except to the extent of her proportionate pecuniary interest therein. Ms. Mitchell is not a partner of BA Venture Partners II and has no voting or investment power with respect to the shares held by BA Venture Partners II. Consequently, Ms. Mitchell has advised the Company that the beneficial ownership of the shares held by BA Venture Partners II should not be attributed to her.

(6)
With respect to information relating to Peter David Boone, the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on March 3, 2005. Represents 762,280 shares of Common Stock and 874,632 shares of Common Stock issuable upon conversion of 120,000 shares of the Company's 6 1/2% convertible exchangeable preferred stock.

(7)
With respect to information relating to Polygon Investment Partners LLP, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 28, 2005. Represents 581,000 shares of Common Stock, 96,000 shares of Common Stock issuable upon exercise of warrants and 437,316 shares of Common Stock issuable upon conversion of 60,000 shares of the Company's 6 1/2% convertible exchangeable preferred stock. Each of Polygon Global Opportunities Master Fund, Polygon Investments Ltd., Polygon Investment Management Limited, Polygon Investment Partners LLP, Polygon Investment Partner LP, Polygon Investment Partners GP, LLC, Reade Griffith, Alexander Jackson and Paddy Dear has shared voting and investment power with respect to these shares. Kings Road Investments Ltd. has shared voting and investment power with respect to 1,013,316 shares of Common Stock (representing 480,000 shares of Common Stock, 96,000 shares of Common Stock issuable upon exercise of warrants and 437,316 shares of Common Stock issuable upon conversion of 60,000 shares of the Company's 6 1/2% convertible exchangeable preferred stock).

(8)
Includes 283,824 shares issuable to Ms. Oberg upon exercise of stock options. Also includes 28,400 shares held by the AMO Irrevocable Trust—2000 and 28,400 shares held by the EAO Irrevocable Trust—2000, for the benefit of Ms. Oberg's two children, respectively, 3,334 shares held by Lambert R. Oberg and Jean P. Oberg, the in-laws of Ms. Oberg, and 3,334 shares held by Mary C. Carroll and A. David Carroll, the parents of Ms. Oberg. Ms. Oberg disclaims beneficial ownership of these shares.

(9)
Includes 161,186 shares issuable to Dr. Bernstein upon exercise of stock options.

(10)
Includes 43,905 shares issuable to Dr. Cox upon exercise of stock options.

(11)
Includes 63,675 shares issuable to Mr. Slater upon exercise of stock options.

(12)
Includes 63,926 shares issuable to Mr. Thero upon exercise of stock options.

(13)
Includes 12,667 shares of restricted Common Stock subject to vesting and includes 22,909 shares issuable to Dr. Baldino upon exercise of stock options. Dr. Baldino's address is c/o Cephalon, Inc., 145 Brandywine Parkway, West Chester, PA 19380.

(14)
Includes 12,667 shares of restricted Common Stock, subject to vesting and includes 22,909 shares issuable to Mr. Greenacre upon exercise of stock options. Mr. Greenacre's address is c/o Acusphere.

(15)
Includes 6,249 shares issuable to Mr. Lemke-von Ammon upon exercise of stock options. Mr. Lemke-von Ammon's address is c/o FT Ventures, 601 California Street, Suite 2200, San Francisco, CA 94108.

(16)
Includes 2,604 shares issuable to Mr. Bohlin upon exercise of stock options. Mr. Bohlin's address is c/o Acusphere.

(17)
Includes 4,687 shares issuable to Ms. Fenwick upon exercise of stock options. Ms. Fenwick's address is c/o Children's Hospital, 300 Longwood Avenue, Boston, MA 02115.

(18)
Ms. Mitchell is the president and managing director of Bank of America Ventures. In such capacity, she may be deemed to share voting and investment power with respect to the 1,375,975 shares of Common Stock beneficially owned by Bank of America Ventures, and the beneficial ownership of such securities may be attributable to Ms. Mitchell. Ms. Mitchell disclaims beneficial ownership of these shares, except to the extent of her proportionate pecuniary interest therein. Ms. Mitchell is not a partner of BA Venture Partners II and has no voting or investment power with respect to the 152,883 shares beneficially owned by BA Venture Partners II. Consequently, Ms. Mitchell has advised the Company that the beneficial ownership of the securities held by BA Venture Partners II should not be attributed to her. Includes 6,249 shares issuable to Ms. Mitchel upon exercise of stock options. Ms. Mitchell's address is c/o Bank of America Ventures.

(19)
Includes an aggregate of 743,934 shares issuable upon exercise of stock options and warrants.

COMPENSATION AND OTHER INFORMATION
CONCERNING NAMED EXECUTIVE OFFICERS

Executive Compensation

        Summary Compensation.    The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended December 31, 2004, 2003 and 2002 to the Company's Chief Executive Officer and each of the other four most highly compensated persons serving as executive officers of the Company during fiscal year 2004 who received total annual salary and bonus in excess of $100,000 in 2004 (collectively, the "Named Executive Officers").

Summary Compensation Table

			Annual Compensation(1)						Long-Term Compensation Awards
Name and Principal Position	Year		Salary($)		Bonus($)(2)	Other Annual Compensation($)			Securities Underlying Options(#)(3)	All Other Compensation($)
Sherri C. Oberg President and Chief Executive Officer	2004 2003 2002		$351,530 283,750 250,000	(4)	$150,000 115,000 —	$	— — —		80,000 155,871 129,376	$	— — —
Howard Bernstein, M.D., Ph.D. Senior Vice President of Research and Development	2004 2003 2002		249,530 233,569 221,610		100,000 50,000 —		— — —		35,000 68,177 68,168		— — —
Michael R. Slater Senior Vice President of Operations	2004 2003 2002		223,130 210,834 200,000		36,700 30,000 —		— — —		20,000 23,605 25,834		— — —
John F. Thero Senior Vice President and Chief Financial Officer	2004 2003	(5)	242,030 206,667		100,000 110,000		— 10,000	(6)	60,000 101,361		— —
Charles P. Cox, Ph.D. Senior Vice President, Corporate Development and Marketing	2004 2003	(7)	241,572 79,393		34,350 30,000		— —		7,500 90,000		76,538 17,873	(8) (9)

(1)
The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all of the Company's salaried employees and certain perquisites and other personal benefits received by the named executive officers which do not exceed the lesser of $50,000 or 10% of any such Named Executive Officer's total compensation reported in this table.

(2)
Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3)
The exercise price of these stock option awards is equal to the fair value of the Common Stock on the date of grant, which fair value was determined by the Board of Directors contemporaneously with the grant. Prior to the existence of a public trading market for the Company's Common Stock, the Board of Directors considered numerous objective and subjective factors in determining the fair market value of the Company's Common Stock, including the superior rights and preferences of the Company's then outstanding convertible preferred stock, the status of private and public financial markets, valuations of comparable private and public companies, the Company's existing financial resources, a general assessment of future business risks and other factors.

(4)
Includes increase to base salary awarded in January 2004 retroactive to September 2003.

(5)
Mr. Thero joined the Company in February 2003.

(6)
Represents a $10,000 signing bonus.

(7)
Dr. Cox joined the Company in August 2003 and resigned as a full time employee from the Company in January 2005. Dr. Cox is presently under a consulting agreement with the Company.

(8)
Represents $76,538 paid by the Company for relocation expenses.

(9)
Represents $17,873 paid by the Company for relocation expenses.

        Option Grants.    The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2004 pursuant to the Company's 2003 and Incentive Stock Plan. The Company has never granted any stock appreciation rights. The potential realizable value is calculated based on the term of the option at its time of grant, which is ten years. Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant rules promulgated by the SEC. These numbers are calculated based on the requirements of the SEC and do not reflect the fair market value of these options as of the date of this Proxy Statement or the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock and the date on which the options are exercised.

Option Grants in Last Fiscal Year

	Individual Grants(1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share(2)	Expiration Dates
					5%($)	10%($)
Sherri C. Oberg	80,000	10.2%	$9.04	3/11/2014	$454,817	$1,152,595
Howard Bernstein, M.D., Ph.D.	35,000	4.5	9.60	2/10/2014	211,309	535,497
Michael R. Slater	20,000	2.6	9.60	2/10/2014	120,748	305,999
John F. Thero	60,000	7.7	9.60	2/10/2014	362,243	917,996
Charles P. Cox, Ph.D.	7,500	1.0	9.60	2/10/2014	45,280	114,749

(1)
The options typically vest monthly over four years at a rate of 2.08% of the shares underlying the option.

(2)
The exercise price per share of each option was determined by the Compensation Committee to be equal to or greater than the fair market value per share of Common Stock on the date of grant.

        Option Exercises and Unexercised Option Holdings.    The following table sets forth certain information regarding the number and value of options exercised by each of the Named Executive Officers as of December 31, 2004 and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 2004.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

			Number of Shares of Common Stock Underlying Unexercised Options at Year End
					Value of Unexercised In-the-Money Options at Year End(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Sherri C. Oberg	5,000	$27,900	216,905	222,132	$503,227	$356,514
Howard Bernstein, M.D., Ph.D.	6,619	47,392	146,057	98,922	464,955	194,180
Michael R. Slater	—	—	49,787	44,652	77,049	59,613
John F. Thero	20,000	105,500	38,548	122,813	112,407	257,893
Charles P. Cox, Ph.D.	—	—	31,717	65,783	103,579	176,679

(1)
Calculated as the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options.

(2)
Value is based on the difference between the option exercise price and the fair market value of the Common Stock on December 31, 2004, multiplied by the number of shares of Common Stock underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

        Securities Authorized for Issuance Under Equity Compensation Plans.    The following table provides information as of December 31, 2004 with respect to the Company's equity compensation plans under which shares of the Company's Common Stock are authorized for issuance, consisting of the Company's 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan. Each of the Company's equity compensation plans were previously approved by stockholders.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	1,832,482	$6.67	2,039,457
Equity compensation plans not approved by security holders	—	—	—

Total	1,832,482	$6.67	2,039,457

Stock Plans

        2003 Stock Option and Incentive Plan.    The 2003 Stock Option and Incentive Plan was approved by the Board of Directors in July 2003 and approved by the stockholders in August 2003. The aggregate number of shares of Common Stock which may be issued under the 2003 Stock Option and Incentive Plan is 2,500,000 shares.

        As of December 31, 2004 options to purchase 686,222 shares of Common Stock were outstanding under the 2003 Stock Option and Incentive Plan at a weighted price of $8.27 per share.

        Under the 2003 Stock Option and Incentive Plan, the Company is authorized to grant incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees and non-qualified stock options, awards of Common Stock and opportunities to make direct purchases of Common Stock to employees, officers, directors and consultants. The maximum number of shares that may be granted to any employee under the 2003 Stock Option and Incentive Plan may not exceed 583,334 shares of Common Stock during any calendar year.

        The 2003 Stock Option and Incentive Plan is administered by the Board of Directors or its committee. Subject to the provisions of the 2003 Stock Option and Incentive Plan, the Board of Directors or its committee each has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of Common Stock to be consistent with Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities and Exchange Act of 1934. Unless otherwise permitted by the Company, awards are not assignable or transferable except by will or the laws of descent and distribution.

        Each of the Board of Directors or its committee may, in its sole discretion, amend, modify or terminate any award granted or made under the 2003 Stock Option and Incentive Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant. Each of the Board of Directors or its committee may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 2003 Stock Option and Incentive Plan may be exercised.

        2003 Employee Stock Purchase Plan.    The 2003 Employee Stock Purchase Plan was approved by the Board of Directors in July 2003 and approved by the stockholders in August 2003. The purchase plan provides for the issuance of a maximum of 233,334 shares of Common Stock.

        The purchase plan is administered by the Board of Directors or its committee. Employees who are customarily employed for more than 20 hours per week and for more than 5 months in any calendar year and who have completed more than 90 days of employment on or before the first day of any six-month payment period are eligible to participate in the purchase plan. Outside directors and employees who would own 5% or more of the total combined voting power or value of the Company's stock immediately after the grant may not participate in the purchase plan.

        On the first day of a designated payroll deduction or payment period, the Company will grant to each eligible employee who has elected to participate in the purchase plan an option to purchase shares of the Company's Common Stock. The employee may authorize between 1% to 10% of his or her total cash compensation to be deducted by the Company from his or her base pay during the payment period. On the last day of the payment period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions.

        Payment periods commence on the first day of September 1 and March 1, and end on the last day of the following February and August, respectively, of each year. In no case shall an employee be entitled to purchase more than 417 shares of Common Stock in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the average market price of the Common Stock on the first or last business day of the payment period, in either event rounded up to the nearest cent.

        If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the purchase plan may not be transferred or assigned. An employee's rights under the purchase plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. No options have been granted as of December 31, 2004 under the purchase plan.

        1994 Stock Plan.    The 1994 Stock Plan was approved by the Board of Directors and by the stockholders on March 7, 1994. Options may no longer be granted under the 1994 Stock Plan.

        As of December 31, 2004 options to purchase 1,146,260 shares of Common Stock were outstanding under the 1994 Stock Plan at a weighted average exercise price of $5.71 per share and no shares were available for grant under the 1994 Stock Plan. Options granted under the 1994 Stock Plan generally vest over four years and terminate on the tenth anniversary of the date of grant.

        Under the 1994 Stock Plan, the Company was authorized to grant incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees and non-qualified stock options and awards of Common Stock to the Company's employees, officers, directors and consultants.

        The 1994 Stock Plan is administered by the Board of Directors or its committee. Unless otherwise permitted by the Company, awards are not assignable or transferable except by will or the laws of descent and distribution.

        Each of the Board of Directors or its committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1994 Stock Plan may be exercised.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        This report is submitted by the Compensation Committee of the Board of Directors, which administered the Company's executive compensation program during the fiscal year ended December 31, 2004. As of December 31, 2004, the Compensation Committee of the Board of Directors consisted of Frank Baldino, Jr., Ph.D. and Kate Mitchell. Dr. Baldino served as its Chairperson during 2004. Derek Lemke-von Ammon joined the Compensation Committee in March 2005. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company's Chief Executive Officer, reviews and approves general compensation and benefit strategies and policies of the Company and administers the Company's incentive compensation and benefits plans relating to executive officers of the Company, including the Company's 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan.

        Overview and Philosophy.    The Company's executive compensation program established by the Compensation Committee is designed, after consideration of peer analysis, to provide levels of compensation to assist the Company in attracting, motivating and retaining highly qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term equity incentives for the Company's key decision makers based upon performance and to provide appropriate incentives for maximization of the Company's short-, medium- and long-term results for the benefit of the Company's stockholders.

        Compensation under the executive compensation program is comprised of base salary, cash incentive bonuses and long-term incentive awards in the form of stock option grants, as well as various benefit plans, including medical and insurance plans, the Company's 401(k) Plan and Employee Stock Purchase Plan, which benefit plans are generally available to all employees of the Company. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer's individual level of performance.

        The principal factors which the Compensation Committee considered with respect to each executive officer's compensation package for fiscal year 2004 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

        Base Salary.    Base salaries, the fixed regular component of executive compensation, for each of the Company's executive officers, including the Chief Executive Officer, are generally set within a range of salaries that the Compensation Committee believes are paid to peers with comparable qualifications, experience, responsibilities and performance at similar situated companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Company's past performance and expectations of future performance, (ii) individual performance and experience, (iii) base salary levels among a competitive peer group, (iv) the general and industry-specific business environment and (v) individual performance. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's short-, medium- and long-term goals and strategies. Generally, salary decisions for the Company's executive officers are made after the end of each fiscal year.

        Bonus Compensation.    Bonus compensation for executive officers is designed, after consideration of peer analysis, to provide additional cash compensation based on short-term performance. Bonuses are generally based on the Company's achievement of predetermined corporate objectives, individual performance and a comparison of the actual performance of such executive officer against his or her predetermined performance objectives. Bonuses are generally awarded on an annual basis.

        Long-term Incentive Compensation.    The Compensation Committee believes that stock option participation aligns the interests of executive officers with those of the stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain such persons. Long term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of the Company's Common Stock. The Committee generally grants options that become exercisable over a four year period as a means of encouraging executive officers to remain with the Company and promote its success. In general, the Compensation Committee awards executive officers of the Company's stock options with exercise prices equal to the market price of the Common Stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of the Company's Common Stock increases and the Company's stockholders have also benefited.

        When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the Chief Executive Officer's recommendations (for executive officers other than the Chief Executive Officer), level of seniority and experience, peer analysis, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

        The Compensation Committee generally grants to executive officers stock option awards at the time they commence employment or are promoted, as consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Compensation Committee may make performance-based awards from time-to-time, as it deems appropriate. In making such performance-based awards, the Compensation Committee considers individual contributions to the Company's financial, operational and strategic objectives and peer analysis.

        Other Benefits.    The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company also offers an Employee Stock Purchase Plan, under which employees may purchase Common Stock at a discount, and a 401(k) Plan, which allows employees to invest in an array of mutual funds on a pre-tax basis and which includes a provision for a Company matching contribution. The Company also maintains insurance and other benefit plans for its employees, including executive officers of the Company.

        Chief Executive Officer Compensation.    Sherri C. Oberg is the President and Chief Executive Officer of the Company. Her performance for the fiscal year ended December 31, 2004 was evaluated on the basis of the factors described above applicable to executive officers generally. In 2004, Ms. Oberg received base salary of compensation of $351,530 representing an increase of $67,780 over her base salary of $283,750 in 2003. In 2005, Ms. Oberg's base salary was increased to $390,000. These increases were based on the factors described above; including an assessment of salaries paid to chief executive officers at peer group companies and within the industry group generally, as well as an assessment of Ms. Oberg's qualifications, performance and expected contributions to the Company's planned growth during the upcoming year. The bonus and long-term incentive components of her compensation reflect the Company's financial and operational performance, in particular the Company's continued development of the Company's product candidates, as well as the achievement by Ms. Oberg of other non-financial goals. In assessing Ms. Oberg's performance for fiscal year ended December 31, 2004, the Compensation Committee took into account the degree to which the financial and non-financial goals on which her compensation was based had been achieved. Based on 2004 performance, Ms. Oberg received a cash bonus of $150,000 in February 2005. During 2004, Ms. Oberg received options to purchase up to 80,000 shares of the Company's Common Stock. In February 2005, Ms. Oberg received options to purchase up to 146,000 shares of the Company's Common Stock.

        Policy on Deductibility of Compensation.    In general, under Section 162(m) of the Internal Revenue Service Code ("Code"), the Company cannot deduct, for United States federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

                      Respectfully Submitted by the
                      Compensation Committee:

                      Frank Baldino, Jr., Ph.D. (Chairperson)
                      Derek Lemke-von Ammon
                      Kate Mitchell

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        This report is submitted by the Audit Committee of the Board of Directors. As of December 31, 2004, the Audit Committee consisted of Sandra L. Fenwick, Martyn Greenacre and Derek Lemke-von Ammon and Mr. Greenacre served as its Chairperson. Garen Bohlin joined the Audit Committee in January 2005. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company's and Nasdaq's director independence standards and the SEC's heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. Mr. Bohlin, who serves as Chairperson of the Audit Committee, is an "audit committee financial expert" as defined in recently adopted SEC rules.

        The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the Audit Committee is to perform. In December 2004, the Audit Committee met and reviewed the adequacy of its charter.

        The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company's consolidated financial statements, the qualifications and independence of the Company's independent auditors, and the Company's internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditors.

        Management is responsible for the financial reporting process, including the system of internal controls and the certification of the integrity and reliability of the Company's internal controls over financial reporting and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

        The Audit Committee met eight times during 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company's independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"). The Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audits. The Audit Committee regularly met privately with Deloitte & Touche, who has unrestricted access to the Audit Committee.

        The Audit Committee has reviewed the Company's audited consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, and has discussed them with both management and Deloitte & Touche. In connection with the Company's Form 10-K for the year ended December 31, 2004, the Audit Committee discussed with management and Deloitte & Touche the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") to accompany the Company's periodic filings with the SEC and the results of the certification process.

        The Audit Committee has also received from and discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche its independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

        The Audit Committee also reviewed the Company's quarterly financial statements during 2004 and discussed them with both the management of the Company and Deloitte & Touche prior to including such interim financial statements in the Company's quarterly reports on Form 10-Q. In connection with the Company's quarterly reports on Form 10-Q for its first, second and third fiscal quarters of 2004, the Audit Committee discussed the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and Sarbanes-Oxley to accompany the Company's periodic filings with the SEC and the results of the certification process

        The Audit Committee has also evaluated the performance of Deloitte & Touche, including, among other things, the amount of fees paid to Deloitte & Touche for audit and non-audit services in 2004. Information about Deloitte & Touche's fees for 2004 is discussed below in this Proxy Statement under "Independent Registered Public Accounting Firm." Based on its evaluation, the Audit Committee has retained Deloitte & Touche to serve as the Company's auditors for the fiscal year ending December 31, 2005.

        No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

                      Respectfully Submitted
                      by the Audit Committee:

                      Garen Bohlin (Chairperson)
                      Sandra L. Fenwick
                      Martyn Greenacre

Information About the Company's Independent Auditors

        Deloitte & Touche LLP ("Deloitte & Touche") has served as the Company's independent registered public accounting firm since June 2002. The Audit Committee typically selects their independent auditors to perform the audit in the fall of each year and thus has not selected their independent auditors for fiscal 2005. It is expected that a member of Deloitte & Touche will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Fees

        The following sets forth the aggregate fees billed by Deloitte & Touche to the Company and its related entities during the fiscal years ended December 31, 2004 and December 31, 2003.

  Audit Fees

  Audit fees for audit services were approximately $221,370 for 2004 and $505,100 for 2003, including fees associated with the annual audit and the reviews of the Company's annual report on Form 10-K, quarterly reports on Form 10-Q as well as costs associated with the Company's private placement of shares of its Common Stock ($85,870) in 2004 and the Company's initial public offering ($377,200) in 2003, other fees related to filings with the SEC, and related out-of-pocket expenses.

  Audit-Related Fees

  Audit-related fees were $6,588 in 2004 and zero in 2003.

  Tax Fees

  Tax compliance fees were approximately $12,000 in 2004 and $12,480 in 2003, consisting of services rendered based upon facts already occurred, to document, compute, and obtain approval for amounts to be included in tax filings including federal and state tax return preparation and tax credit documentation. Other tax consultations of approximately zero in 2004 and $3,800 in 2003 related to tax examination assistance, tax research and tax planning services.

  All Other Fees

  There were no other fees in 2004 or 2003.

Pre-Approval Policies and Procedures

        All audit and non-audit services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee as described below (the "Pre-Approval Policy"). As early as practicable in each fiscal year, the Company and its independent auditors provide the Audit Committee with a schedule of the audit and other services that the independent auditor expects to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months. Specifically, the Audit Committee pre-approved the use of Deloitte & Touche for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Deloitte & Touche. Any pre-approved services exceeding the pre-approved monetary limits require additional approval by the Audit Committee. All of the audit-

related, tax and all other services provided by Deloitte & Touche to the Company in 2004 were approved by the Audit Committee pursuant to the procedures contained in the Pre-Approval Policy or by means of other specific pre-approvals. All non-audit services provided in 2004 were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

STOCK PERFORMANCE GRAPH

        The stock performance graph set forth below compares percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from October 8, 2003 through December 31, 2004, with the cumulative total return on the (i) the Nasdaq Stock Market National Market Index ("Nasdaq U.S. Index") and (ii) the group consisting of 265 corporations in the Company's Standard Industrial Classification (SIC) Code 2834—Pharmaceutical Preparations ("Peer Group Index"). The comparison assumes $100 was invested on October 8, 2003 in the Company's Common Stock, the Nasdaq U.S. Index and the Peer Group Index and assumes reinvestment of dividends, if any.

	QUARTERLY RETURN PERCENTAGE Quarter Ending
Company / Index
	Dec03	Mar04	Jun04	Sep04	Dec04
ACUSPHERE INC	-37.29	-4.90	-23.35	-2.19	-2.08
NASDAQ U.S. INDEX	5.65	-0.70	2.97	-7.20	14.69
PEER GROUP	9.54	-2.94	2.43	-4.31	4.12
		INDEXED RETURNS Quarter Ending
Company / Index	Base Period 8Oct03
		Dec03	Mar04	Jun04	Sep04	Dec04
ACUSPHERE INC.	100	62.71	59.64	45.71	44.71	43.79
NASDAQ U.S. INDEX	100	105.65	104.91	108.03	100.24	114.97
PEER GROUP	100	109.54	106.32	108.90	104.20	108.49

        The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Standard & Poor's, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information. No portions of this graph shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this graph appears, except to the extent that the Company specifically incorporates this graph or a portion of it by reference. In addition, this graph shall not be deemed filed under either the Securities Act or the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2004 and written representations from certain Reporting Persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2004, with the exception of (i) a Form 4 which was tardily filed on behalf of Sandra Fenwick in September 2004 and (ii) a Form 3 which was filed late on behalf of Quaker Capital Management Corp.

RELATED PARTY TRANSACTIONS

        In July 2004, the Company entered into a lease with 890 East LLC for 58,000 square feet of commercial manufacturing space in Tewksbury, Massachusetts. In connection with this transaction, the Company utilized Spaulding & Slye Colliers, a commercial real estate brokerage firm, to provide certain services to the Company relating to the lease of the commercial manufacturing space. 890 East LLC paid Spaulding & Slye Colliers a commission of approximately $91,000 in connection with the provision of such services. As an employee of Spaulding & Slye Colliers at that time, Curt Oberg, the spouse of Sherri C. Oberg, the chief executive officer of the Company, stood to benefit from such commission. The Company was not a party to the negotiation of fees between Spaulding & Slye Colliers and 890 East LLC.

INDEMNIFICATION MATTERS

        The Company has entered into indemnification agreements with each of its directors and Named Executive Officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

        The Company has purchased primary and excess directors' and officers' liability insurance from Genesis Professional Liability Underwriters and Old Republic Insurance Company covering all of the Company's directors and Named Executive Officers at an annual premium cost of $400,225.

PROPOSAL 2

APPROVAL OF 2005 STOCK OPTION AND INCENTIVE PLAN

        On April 25, 2005, the Board of Directors adopted and approved the 2005 Stock Option and Incentive Plan (the "2005 Plan"), subject to stockholder approval at the Annual Meeting. The Compensation Committee reviewed the Company's existing 2003 Stock Option and Incentive Plan (the "2003 Plan") and determined that an insufficient number of shares are available under the 2003 Plan to enable the Company to provide future grants of stock options and other stock awards to its employees and non-employee directors. As of April 25, 2005, there were an aggregate of 968,133 shares of Common Stock available for issuance pursuant to future awards under the 2003 Plan.

        The 2005 Plan may be administered by the Board of Directors, the Compensation Committee of the Board or a similar committee (the "Committee"). The Committee, in its discretion, may grant a variety of incentive awards based on the Common Stock of the Company. Awards under the 2005 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock awards and unrestricted stock awards. Each of these awards is described in greater detail below.

        If approved by stockholders, the total number of shares that could be issued under the 2005 Plan is 2,300,000 shares. Based solely on the closing price of the Common Stock as reported by the NASDAQ National Market on April 28, 2005, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2005 Plan is $10,856,000. The shares issued by the Company under the 2005 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the 2005 Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares shall again be available under the 2005 Plan.

        To ensure that certain awards granted under the 2005 Plan, including awards of restricted stock and deferred stock to the top five named executive officers of the Company qualify as "performance-based compensation" under Section 162(m) of the Code, the 2005 Plan provides that the Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following:

  •
  the Company's return on equity, assets, capital or investment;

  •
  pre-tax or after-tax profit levels of the Company or any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing;

  •
  cash flow, funds from operations or a similar measure;

  •
  total shareholder return;

  •
  changes in the market price of the Company's Common Stock;

  •
  sales or market share;

  •
  earnings per share; or

  •
  other similar performance criteria determined by the Board of Directors.

        The Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 1,000,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 1,000,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any performance cycle.

Recommendation

        The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current and prospective officers, employees and directors of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the 2005 Plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the 2005 Plan.

        The Board of Directors recommends that the 2005 Plan be approved, and therefore recommends a vote FOR this proposal.

Summary of the 2005 Plan

        The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is attached hereto as Annex E.

        Plan Administration.    The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Plan. The Committee may delegate to executive officers of the Company the authority to grant awards at fair market value to employees who are not executive officers of the Company.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the 2005 Plan will be those current or prospective officers, employees and directors of the Company and its subsidiaries as selected from time to time by the Committee. Approximately 91 existing employees, officers and directors will be eligible to participate in the 2005 Plan.

        In addition to the limits on performance-based awards (described in the Proposal Section above), no more than 800,000 shares of Common Stock may be issued under the 2005 Plan in the form of restricted stock awards, unrestricted stock awards and deferred stock awards.

        Stock Options.    The 2005 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Options granted under the 2005 Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair value of the Common Stock on the date of grant.

        The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 2005 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

        Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Committee including shares of Common Stock that are not subject to any restrictions imposed by the Company or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Stock Appreciation Rights.    The Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive shares of Common Stock equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. The exercise price per share of stock appreciation rights may not be less than 100% of the fair value of the shares of Common Stock on the date of grant.

        Restricted Stock.    The Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified restricted period. The purchase price of shares of Restricted Stock (if any) will be determined by the Committee. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

        Deferred Stock Awards.    The Committee may award phantom stock units as deferred stock awards to participants. Deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified vesting period. With the Committee's consent and subject to the participant's compliance with the procedures established by the Committee, a participant may make an advance election to receive a portion of his or her compensation, restricted stock award or directors' fees otherwise due in the form of a deferred stock award.

        Unrestricted Stock.    The Committee may grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the 2005 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

        Tax Withholding.    Participants in the 2005 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

        Adjustments for Stock Dividends, Stock Splits, Etc.    The 2005 Plan authorizes the Committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Committee will make appropriate adjustments in the limits specified in the 2005 Plan and to outstanding awards. The Committee may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the Committee determines that such adjustments are appropriate.

        Change in Control Provisions.    The 2005 Plan provides that in the event of an acquisition (as defined in the 2005 Plan) all outstanding awards will be continued or assumed by the surviving entity and may become exercisable for the consideration paid in connection with the acquisition, shares of stock of the surviving entity or other appropriate securities. In addition, the Board may specify that stock options or stock appreciation rights must be exercised within a certain time period (in which case such options or stock appreciation rights shall become fully exercisable) or that options or stock appreciation rights shall be terminated in exchange for a cash payment equal to the difference between the per share cash consideration and the exercise price of such options or stock appreciation rights. Unless otherwise specified, certain awards may not become exercisable or vested in connection with an acquisition if such acceleration would subject the holder of such awards to an excise tax under Section 4999 of the Code in certain circumstances.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2005 Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affects any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the 2005 Plan, including any amendments that increase the number of shares reserved for issuance under the 2005 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2005 Plan, or materially change the method of determining fair value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company's stockholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2005 Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants without stockholder approval.

Effective Date of 2005 Plan

        The 2005 Plan will become effective upon approval by stockholders. Awards of incentive options may be granted under the 2005 Plan until April 25, 2015. No other awards may be granted under the 2005 Plan after the date that is 10 years from the date of stockholder approval.

New Plan Benefits

        No grants have been made with respect to the shares of Common Stock to be reserved for issuance under the 2005 Plan. The number of shares that may be granted to the Company's chief executive officer, executive officers, non-employee directors, non-executive officers and all other employees, including any new-hired employees, under the 2005 Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

Tax Aspects Under the U.S. Internal Revenue Code

        The following is a summary of the principal federal income tax consequences of transactions under the 2005 Plan. It does not describe all federal tax consequences under the 2005 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

        If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    With respect to non-qualified options under the 2005 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2005 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE ACUSPHERE 2005 STOCK OPTION AND INCENTIVE PLAN

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2006 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company's principal executive offices not later than December 29, 2005. Any such proposal must comply with the rules and regulations of the SEC.

        The Company's by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in the Company's proxy statement for that meeting. Written notice of such stockholder proposals for the 2006 Annual Meeting of the Company—other than one that will be included in the Company's Proxy Statement—must be received by the Secretary of the Company at the Company's principal executive offices between November 29, 2005 and December 29, 2005 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such action. The matters proposed to be brought before the meeting also must be the proper matters for stockholder action.

        If a stockholder who wishes to present a proposal fails to notify the Company by December 29, 2005 and such proposal is brought before the 2006 Annual Meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2006 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, Attention: Secretary.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by outside proxy solicitation services also may be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company has retained Georgeson Shareholder Communication Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $7,000, plus reimbursement of expenses.

        The contents of and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

Annex A

ACUSPHERE, INC.

Code of Business Conduct and Ethics

A MESSAGE FROM THE BOARD

        At Acusphere, Inc. (the "Company"), we believe that conducting business ethically is critical to our long-term success. Ethics, integrity and honesty are the foundations upon which we build our reputation and our competitive excellence.

        We expect every director, officer and employee to practice the highest standards of conduct in every business relationship—within the Company and with our customers, business partners, vendors and competitors.

        It is important that each officer, director and employee of the Company clearly understands and abides by the Company's commitment to ethics, integrity and honesty. We must comply with applicable laws, rules and regulations in all aspects of our operations. Our steadfast commitment to the highest professional standards is essential to our continued success.

        To that end, the Nominating and Corporate Governance Committee of the Company has recommended, and the Board of Directors of the Company has adopted, this Code of Business Conduct and Ethics.

INTRODUCTION

        This Code of Business Conduct and Ethics (the "Code") applies to all directors, officers and employees of the Company and its subsidiaries. The Company has designed this Code to deter wrongdoing and to promote:

  •
  honest and ethical conduct by everyone associated with the Company, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission and in the Company's other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  the prompt internal reporting of any violations of this Code to the appropriate person at the Company; and

  •
  accountability for adherence to the Code.

        The effectiveness of this Code depends in part on the cooperation of all directors, officers and employees in promptly disclosing to the designated persons within the Company any conduct believed to violate the standards described in this Code. The Company has established procedures to ensure that you may report any suspected violations anonymously. The reporting and enforcement mechanisms described in the Code are intended to assure prompt and consistent enforcement of the Code, protection for persons reporting questionable behavior, clear and objective standards for compliance and a fair process by which to determine violations.

        The Company seeks to foster a culture of compliance with applicable laws, rules and regulations and the highest standards of business conduct. Everyone at the Company shall promote this culture of compliance. Suspected violations of this Code or applicable laws, rules or regulation must be reported, and the Company will take appropriate steps to investigate them internally. Violators shall be subject to discipline, as deemed appropriate by the Company in its sole discretion, including immediate termination.

        This Code is neither a contract nor a comprehensive manual that covers every situation you might encounter. This Code creates no contractual rights. If you have any questions about the provisions of this Code, or about how you should conduct yourself in a particular situation, you should consult your supervisor or department head; the Company's Compliance Officer, whose identity is posted at all times on the Company's intranet at http://intranet; or the Company's outside legal counsel.

STANDARDS OF CONDUCT

        You must ensure that any financial, business or other activities in which you are involved outside the workplace are free of conflicts with your responsibilities to the Company. A "conflict of interest" may occur when your private interest in any way interferes—or even appears to interfere—with the interests of the Company. A conflict situation can arise when a person has interests that may impair the objective performance of his or her duties to the Company. Conflicts of interest may also arise when a person (or his or her family member) receives improper personal benefits as a result of his or her position in the Company.

        You must disclose any matter that you believe might raise doubt regarding your ability to act objectively and in the Company's best interest. The following is a non-exhaustive list of examples of situations involving potential conflicts of interest that should be disclosed:

  •
  any Company loan to any employee, officer or director, or Company guarantee of any personal obligation;

  •
  employment by or acting independently as a consultant to a Company competitor, customer or supplier;

  •
  directing Company business to any entity in which an employee or close family member has a substantial interest;

  •
  owning, or owning a substantial interest in, any Company competitor, customer or supplier;

  •
  using Company assets, intellectual property or other resources for personal gain; and

  •
  accepting anything of more than nominal value—such as gifts, discounts or compensation—from an individual or entity that does or seeks to do business with the Company.

        Directors and officers shall disclose any actual or apparent conflict situation to the Compliance Officer and to the Nominating and Corporate Governance and Audit Committee (the members of which committees are posted at all times on the Company's intranet at http://intranet). Employees who are not officers shall disclose all such situations of which they are aware to an appropriate supervisor or department head, or to the Compliance Officer. All supervisors and department heads who receive such reports must forward them promptly to the Compliance Officer.

        Members of the Company's Board of Directors must obtain approval from the Board of Directors before accepting any position as an officer or director of any outside business concern or entity that has a business relationship with the Company, or that now is or foreseeably is expected to become a competitor of the Company.

        The Company's officers and employees must obtain necessary approvals before accepting (i) any position as an officer or director of an outside business concern, or (ii) any position as an officer or director with a not-for-profit entity if there is or may be a Company business relationship with the entity or an expectation of financial or other support from the Company. The Company's officers must obtain such approvals from the Nominating and Corporate Governance Committee; other employees must obtain such approvals from the Compliance Officer.

        Directors, officers and employees who have obtained such approvals must promptly notify the appropriate persons specified above in the event of any change in the nature of such business concern's or entity's relationship with the Company or if such concern or entity later becomes a competitor of the Company.

Corporate Opportunities

        You owe a duty to the Company to advance its legitimate interests. Thus you may not (i) take for yourself corporate opportunities that are discovered through the use of Company property, information or position, without first offering such opportunities to the Company; (ii) use corporate property, information or position for personal gain; or (iii) compete with the Company.

        The Company's directors and officers must adhere to their fundamental duties of good faith, due care and loyalty owed to all shareholders, and to act at all times with the Company's and its shareholders' best interests in mind.

Confidentiality

        You must maintain the confidentiality of sensitive business, technical or other information entrusted to you by the Company, its customers or business partners, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company, its customers or business partners if disclosed. This obligation is in addition to the requirements of any confidentiality agreement that you may have entered into with the Company.

Fair Dealing

        You must act fairly, honestly and in good faith in any dealings on behalf of the Company with any of its customers, suppliers, competitors, employees and all others. You may not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice such as price fixing or collusion.

Protection and Proper Use of Company Assets

        You must protect and seek to ensure the efficient use of Company assets. You should protect against the improper disclosure, theft or misuse of the Company's intellectual and physical property.

        Company assets should be used only for the Company's legitimate business purposes. The content of the Company's electronic communication infrastructure (e-mail, voicemail, Internet access) is not protected by any right of personal privacy, and the Company can access and monitor it at any time without notice.

Compliance with Laws, Rules and Regulations

        The Company is committed to compliance with applicable laws, rules and regulations. The Company also maintains separate, detailed policies regarding such matters as insider trading, fair employment practices and sexual harassment that can be obtained through Human Resources or the Company Compliance Officer.

        Each and every director, officer and employee must comply with the law. Questions or concerns about compliance issues should be raised by any of the means indicated under "Reporting and Enforcement Mechanisms" below.

Full, Fair, Accurate, Timely and Understandable Disclosures

        The Company strives to ensure that all business records and financial reports are accurate, complete, understandable and not misleading. The Company is committed to complying with applicable laws requiring the fair and timely disclosure of material information and ensuring the accuracy of publicly disseminated information. To that end, the Company maintains internal controls and procedures designed to provide reasonable assurance of: the safeguarding and proper management of the Company's assets; the reliability of its financial reporting in compliance with generally accepted accounting principles; and compliance with applicable laws and regulations. The Company is committed to maintaining disclosure controls and procedures designed to ensure that financial and non-financial information is collected, analyzed and timely reported in full compliance with applicable law.

        If you obtain information causing you to believe that the Company's books or records are not being maintained, or that its financial condition or results of operations are not being disclosed, in accordance with these controls and procedures, you must report the matter directly by any of the means indicated under "Reporting and Enforcement Mechanisms" below.

REPORTING AND ENFORCEMENT MECHANISMS

        Among every director's, officer's and employee's most important responsibilities in this Company are the obligations to (1) comply with this Code and all applicable laws, rules and regulations, and (2) promptly report any situation or conduct you believe may constitute a possible violation of the Code or the law.

        If you should learn of a potential or suspected violation of the Code, you have an obligation to promptly report the relevant information to one of the persons listed below. You may address questions about ethics issues and raise any concerns about a possible violation of the Code or applicable law to:

  •
  a supervisor or department head;

  •
  the Company's Compliance Officer; and/or

  •
  inside or outside Company legal counsel.

        Frequently, a supervisor or department head will be in the best position to resolve the issue quickly. However, you may also raise any question or concern with any of the other persons listed above. You may do so orally or in writing and, if preferred, anonymously.

        If the issue or concern relates to the internal accounting controls of the Company or any auditing matter, you may report it anonymously to any member of the Audit Committee of the Board of Directors, the Company's internal Disclosure Committee (the members of which are posted at all times on the Company's intranet at http://intranet) or the Compliance Officer, pursuant to the procedures established by the Audit Committee.

POLICY AGAINST RETALIATION

        The Company will not tolerate retaliation in any form against any person who in good faith reports suspected violations of the Code or any laws, rules or regulations, voices other ethical concerns, or who is involved on the Company's behalf in investigating or helping to resolve any such issue. Anyone found to have retaliated against another employee for any such conduct may be subject to discipline, including immediate termination. If you believe you have been subjected to such retaliation, you should report the situation as soon as possible to the Compliance Officer, the Human Resources Department, or to Company legal counsel.

PENALTIES FOR VIOLATIONS

        The Company is committed to taking prompt and consistent action in response to violations of this Code. Any covered person who violates the Code is subject to disciplinary action, including immediate termination. The Company will promptly investigate reports of suspected violations. It will evaluate suspected violations on a case-by-case basis and apply an appropriate sanction, including, in its sole discretion, reporting the violation to authorities.

WAIVER/AMENDMENTS

        Only the Board of Directors may waive application of or amend any provision of this Code. A request for such a waiver should be submitted in writing to the Board of Directors, or a Committee of the Board of Directors designated for this purpose, for its consideration. The Company will promptly disclose to investors all substantive amendments to the Code, as well as all waivers of the Code granted to directors or officers, including the reasons for such waivers.

Receipt of Code of Business Conduct and Ethics

        I have received a copy of the Company's Code of Business Conduct and Ethics (the "Code") and acknowledge I have read and understand its contents. I understand my obligation to comply with this Code and with the law, and my obligation to promptly report to appropriate personnel within the Company any and all suspected violations of this Code or of applicable laws, rules or regulations. I understand that the Company expressly prohibits any director, officer or employee from retaliating against any other such person for reporting suspected violations of the Code or of any laws, rules or regulations. I am familiar with all the resources that are available if I have questions about specific conduct, Company policies or applicable laws, rules or regulations.

        If I am an employee, I further understand that the Company is an "at-will" employer and that employment with the Company is not for a fixed term or definite period and may be terminated at the will of either party, at any time, with or without prior notice. I understand that nothing contained in this Code may be construed as creating a promise of future benefits or a binding contract with the Company for benefits or for any other purpose.

Printed Name:
Signature:
Position:
Date:

        Please sign and date this receipt and return it to Human Resources on behalf of the Compliance Officer.

Annex B

ACUSPHERE, INC.

Compensation Committee Charter

ACUSPHERE, INC.

Compensation Committee Charter

A.    PURPOSE AND SCOPE

        The primary function of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Acusphere, Inc. (the "Corporation") is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board's responsibilities relating to the compensation of the Corporation's executives, (2) administering the Corporation's incentive compensation and stock plans, (3) discharging the Board's responsibilities as plan sponsor and Plan Administration of the Corporation's retirement plans, including without limitation the Corporation's 401(k) Plan, and (4) producing an annual report on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. The Committee shall review, to the extent it deems appropriate, and make recommendations to management on company-wide compensation programs and practices, take final action with respect to the individual salary, bonus and equity arrangements of the Corporation's Chief Executive Officer and other senior executives reporting directly to the CEO, and approve, subject to ratification by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable.

B.    COMPOSITION

        The Committee shall have a minimum of two members. Each member of the Committee shall meet any and all applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a "Regulatory Body"), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        The Board shall appoint the members of the Committee annually, considering the recommendations of the Nominating and Corporate Governance Committee. Each member of the Committee shall serve until his or her successor shall be duly appointed and qualified or until his or her earlier resignation or removal. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Independent of any such self-evaluation, the Board, excluding all directors whose executive compensation has been separately approved by the Committee, shall annually review the Committee's performance.

        Notwithstanding the forgoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

C.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

1.
Review and approve general compensation and benefit strategies and policies of the Corporation.

2.
Establish, review and approve performance measurements for the Chief Executive Officer ("CEO"), evaluate the CEO's performance and approve the appropriate level of base compensation and all bonus and other incentive compensation for the CEO based on this evaluation. In determining the incentive component of CEO compensation, the Committee should consider the Corporation's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation's CEO in past years;

3.
Evaluate the performance of the Corporation's executive officers and establish and approve the appropriate level of base compensation and all bonus and other incentive compensation for such officers;

4.
Review and approve, for the CEO and the other executive officers of the Corporation, (1) any employment agreements, severance arrangements, and change in control agreements or provisions, in each case, when and if appropriate, and (2) any special or supplemental benefits (other than benefits governed by the terms of qualified retirement plans);

5.
Consider and take actions regarding succession planning for the Chief Executive Officer and other officers and key employees of the Corporation to the extent deemed appropriate by the Committee;

6.
Retain a compensation consultant, when and if appropriate from time to time, to advise the Compensation Committee on executive compensation practices and policies, or any other matters within this Charter;

7.
Consider and take actions, when and if deemed appropriate, with respect to the adoption, amendment, administration or termination of compensation, welfare, benefit, retirement and other plans related to compensation of current and former employees of the Corporation, in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation (in general it is understood that the Committee will not review renewals and amendments to medical, dental and life insurance plans and similar employee benefit plans unless such plans are considered, in the judgment of management, to be outside of the industry norms);

8.
Review the terms and conditions of equity-based compensation plans, and approve and recommend to the full Board for its approval, the initial adoption of any equity-based plan and any material modification to such plan (such as an increase in the number of shares available under such plan), and make such amendments to the Corporation's non-equity based plans and take such actions in regard to the plans as the Committee deems appropriate;

9.
Serve as plan sponsor and plan administrator of the Corporation's retirement plans, including the Corporation's 401(k) plan, in each case, in accordance with the terms of such plans.

10.
Design and approve incentive plans, including any equity-based compensation plans, to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. With respect to equity-based compensation plans, and each other form of incentive plan as the Committee deems appropriate, submit each such plan and each material modification thereof, to the Board for its approval, and take actions that may be necessary or advisable to implement and administer such plans, all in accordance with the terms of such plans.

11.
Evaluate and recommend to the full Board the appropriate level of director compensation and take responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

12.
Review and assess the adequacy of this Charter periodically as conditions dictate to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend any modifications to this Charter if and when appropriate to the Board for its approval;

13.
Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member;

14.
Make this Charter, and any amendments, public;

15.
Produce an annual report on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations;

16.
Oversee the Corporation's compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

17.
Exercise such additional powers as may be reasonably necessary or desirable, in the Committee's discretion, to fulfill its responsibilities and duties under this Charter.

D.    MEETINGS

        The Committee shall meet as necessary but at least twice per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, provided that the CEO of the corporation may not be present during voting or deliberations on his or her compensation. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

        The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board and the Secretary of the Corporation.

E.    INDEPENDENT ADVICE

        The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant's fees and other retention terms.

F.     COMPENSATION

        The compensation of the Committee members shall be as determined by the Board of Directors.

Approved:	By the Compensation Committee on April 20, 2004
By the Board of Directors on April 20, 2004

Annex C

ACUSPHERE, INC.

Audit Committee Charter

ACUSPHERE, INC.

Audit Committee Charter

A.    PURPOSE AND SCOPE

        The primary function of the Audit Committee (the "Committee") of the Board of Directors of Acusphere, Inc. (the "Corporation") is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation's independent public accountants, (b) overseeing the work performed by any independent public accountants, including conduct of the annual audit and engagement for any other services, (c) assisting the Board of Directors in fulfilling its responsibilities by: (i) reviewing the quarterly and annual financial reports prepared by the Corporation on Form 10-Q and Form 10-K, and (ii) reviewing, in conjunction with and based on the advice of the independent public accountants and financial officers of the Corporation, the adequacy and effectiveness of the Corporation's internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics, (f) engaging advisors as necessary, (g) distributing relevant funding provided by the Corporation, (h) serving as the Qualified Legal Compliance Committee (the "QLCC") in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder and (i) such other responsibilities and duties as may be delegated from time to time by the Corporation's charter or by-laws or the Board of Directors.

B.    COMPOSITION

        The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the applicable independence, audit committee composition and QLCC composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have had employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC.

        Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

        The members of the Committee shall be elected annually by the Board of Directors and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairperson is elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

        To the extent permitted by the Regulatory Bodies, the Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

C.    STATEMENT OF POLICY

        Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits (this is the responsibility of the independent public accountants) or to determine that the Corporation's financial statements are complete, accurate, and fairly presented in accordance with generally accepted accounting principles (this is the responsibility of management). Nothing in this Charter is intended to reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

D.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Document Review

1.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.
Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3.
Take steps designed to ensure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

Independent Accounting Firm

4.
Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms.

5.
Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.

6.
Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of all such anticipated funding needs.

7.
Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.

8.
On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be amended, modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

9.
On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards No. 90 and as it may be further amended, modified or supplemented.

10.
Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant.

Financial Reporting Processes

11.
In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial reporting and accounting controls.

12.
Require the Corporation to submit to the Committee prior to the filing of the Form 10-K or a Form 10-Q, a report (dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q) evaluating the design and operation of Corporation's internal financial and accounting controls, and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

13.
Regularly review the Company's critical accounting policies and significant accounting judgments and estimates resulting from the application of these policies and inquire at least annually of both the Corporation's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

Compliance

14.
Engage outside advisors, including but not limited to, counsel, independent accounting consultants and/or other experts, as needed, to review any matter under its responsibility.

15.
Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

16.
Establish procedures for (a) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics; and (c) the referral to the Board of Directors, or other committees thereof, including the Nominating and Corporate Governance Committee, matters of which the Committee is made aware that potentially involve issues of ethics, governance or other improprieties, which matters do not directly pertain to questionable accounting or auditing matters.

17.
Investigate, directly, or in coordination with other committees of the Board of Directors, any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

18.
Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

19.
Instruct the Corporation's management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Form 10-Q's the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

QLCC Responsibilities

20.
Establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Corporation or by any officer, director, employee or agent of the Corporation (each, a "Material Violation") that is reported to the Committee.

21.
Inform the Corporation's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Committee, except in situations when the Committee reasonably believes it would be futile to report evidence of a Material Violation to the Corporation's chief legal officer and chief executive officer.

22.
Determine whether an investigation is necessary regarding any report of evidence of a Material Violation to the Committee.

23.
If the Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Corporation implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

24.
Acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee including the authority to notify the Securities and Exchange Commission (the "Commission") in the event that the Corporation fails in any material respect to implement an appropriate response that the Committee has recommended the Corporation take.

E.    MEETINGS

        It is anticipated that the Committee will meet in person or via teleconference at least four times in each year. At least two of these meetings should include an executive session that will allow the Committee to conduct free and open communications with the Corporation's independent public accountants.

        The Committee shall meet separately with the Corporation's Chief Financial Officer at least annually to review the financial affairs of the Corporation. The Committee shall meet with the independent public accountants of the Company, at such times as it deems appropriate, to review the auditor's examination and management report.

F.     COOPERATION

        The Committee hereby requests that officers of the Corporation cooperate with the Committee and render such assistance to it as it shall seek in carrying out its responsibilities and duties. The Committee shall have the right to request, and rely upon, advice, orally or in writing, from officers of the Corporation and from any representative of the independent public accountants concerning any aspect of the financial reports and related controls of the Corporation. The Committee shall have the authority to conduct or authorize investigation into any matter within the scope of its responsibilities and duties as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

G.    COMPENSATION

        The compensation of the Committee members shall be as determined by the Board of Directors.

H.    REPORTS TO THE BOARD

        The Committee shall report regularly to the Board of Directors. The Committee may present summaries of recommendations to the Board of Directors in written or oral form. The Committee recommendations shall, at the Committee's request, be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Approved:	By the Audit Committee on April 20, 2004.
By the Board of Directors on April 20, 2004.
Amended:	By the Audit Committee on March 10, 2005
By the Board of Directors on March 10, 2005

Annex D

ACUSPHERE, INC.

Nominating and Corporate Governance Committee Charter

Approved:	By the Nominating Committee, on April 20, 2004
By the Board of Directors, on April 20, 2004
Amended:	By the Nominating Committee on March 10, 2005
By the Board of Directors on March 10, 2005

ACUSPHERE, INC.

Nominating and Corporate Governance Committee Charter

A.    PURPOSE AND SCOPE

        The primary function of the Nominating and Corporate Governance Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board's composition and structure, establishing criteria for Board membership and evaluating policies relating to the recruitment of Board members; (ii) assisting in identifying and evaluating candidates to be potential new members of the Board and selecting (or recommending that the Board select) the director nominees for election at the next annual meeting of shareholders; (iii) (A) adopting a corporate code of ethics and conduct applicable to all directors, officers and employees (a "Code of Business Conduct and Ethics"), (B) monitoring compliance with and periodically reviewing the Code of Business Conduct and Ethics and (C) reviewing and approving all related party transactions; and (iv) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders.

B.    COMPOSITION

        The Committee shall be comprised of a minimum of two members of the Board as appointed by the Board, each of whom shall meet any applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body"), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

        Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination.

C.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Corporate Governance Policy Establishment and Review

1.
Overseeing the development of principles of corporate governance including, but not limited to, the establishment of the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and Ethics and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once established the Committee shall recommend the adoption of Code of Business Conduct and Ethics to the Board.

2.
Review and assess the adequacy of the Code of Business Conduct and Ethics on a periodic basis, but at least annually. The Committee shall recommend any modifications to the Code of Business Conduct and Ethics to the Board for approval.

3.
Collaborate with the Company's officers and legal counsel to disclose publicly any amendments to the Code of Business Conduct and Ethics required to be disclosed by any Regulatory Body.

4.
Collaborate with the Company's officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct and Ethics can be reported to the Committee in a confidential manner.

5.
Be available to the Board and members of the Company's senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Business Conduct and Ethics. Disclose reported violation or instances of non-compliance regarding accounting or auditing matters to the Audit Committee for its consideration.

6.
Instruct outside counsel to report to the Committee any evidence of a material violation of the Code of Business Conduct and Ethics by the Corporation or any agent thereof that are not appropriately addressed by the Corporation's chief legal counsel or the Corporation's chief executive officer.

7.
Determine an appropriate response to material violations of or non-compliance with the Code of Business Conduct and Ethics.

8.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

9.
Determine criteria for evaluating any and all requests for waivers of any provision, responsibility or duty of the Code of Business Conduct and Ethics, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

10.
Review and assess the adequacy of the Company's Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the "Governing Documents") periodically in order to ensure compliance with any principles of corporate governance developed by the Committee and recommend to the Board any necessary modifications to the Governing Documents.

11.
To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor a continuing education program for members of the Board.

Board Composition, Nominations and Shareholder Proposals

12.
Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

13.
Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Committee.

14.
Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

15.
Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Business Conduct and Ethics or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

16.
Review and recommend to the Board an appropriate course of action upon the resignation of current Board members, or any planned expansion of the Board, to help identify candidates to become members of the Board and review the qualifications, experience and fitness for service on the Board of any such candidates.

17.
Evaluate and recommend to the Board for selection Board members for assignment to serve on committees of the Board.

18.
Evaluate and recommend to the Board for selection a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

19.
Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Conflicts of Interest

20.
Review all related party transactions, as required by any Regulatory Body, for potential conflict of interest situations on an ongoing basis and, if appropriate, approve such transactions.

21.
Evaluate any actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest recommendations on how to conduct him or herself in matters before the Board which may pertain to the conflict.

22.
To the extent deemed appropriate by the Committee, engage outside counsel, service providers and/or independent consultants to review or assist with any matter under its responsibility and approve the terms of engagement and fees of any outside counsel, service providers and/or independent consultants and terminate any such engagement if necessary.

23.
Take such other actions regarding the Company's corporate governance that the Committee shall reasonably deem to be appropriate and in the best interests of the Company and its shareholders or as shall otherwise be required by any Regulatory Body.

Other

24.
Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member.

25.
Engage outside advisors, including but not limited to, counsel, independent accounting consultants, search firms and/or other experts, as needed, to review any matter under its responsibility.

26.
Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

27.
Conduct or authorize others to conduct investigations into any matter within the scope of its responsibilities as it shall deem appropriate, including the authority to request any director, officer, employee or advisor of the Corporation to meet with the Committee.

D.    MEETINGS

        The Committee shall meet as necessary, but at least twice each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum. The Committee shall report its actions to the Board and keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

E.    COMPENSATION

        The compensation of the Committee members shall be as determined by the Board of Directors.

Annex E

2005 Stock Option and Incentive Plan

DATE APPROVED BY BOARD OF DIRECTORS: APRIL 25, 2005
DATE APPROVED BY STOCKHOLDERS:

ACUSPHERE, INC.

2005 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Acusphere, Inc. 2005 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of Acusphere, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" is defined in Section 2(a).

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards and Unrestricted Stock Awards.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" means a committee or subcommittee of the Board.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Deferred Stock Award" means an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Value" of the Stock on any given date means the fair value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

        "Restricted Stock Award" means an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right (except as otherwise provided for in Section 6).

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means any Award pursuant to which a grantee may receive shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Committee.    The Plan shall be administered by either the Board or one or more Committees of the Board (the "Administrator").

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i)    to select the individuals to whom Awards may from time to time be granted;

          (ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards and Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          (v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

          (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to an executive officer or officers of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,300,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 800,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards (excluding for purposes of such 800,000 share limitation, the shares of Stock underlying any Awards granted in lieu of cash compensation or fees); and, provided further, not more than 2,300,000 shares shall be issued in the form of Incentive Stock Options. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the maximum number of Incentive Stock Options that may be issued under the Plan, (iii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

        (c)    Acquisition of the Company.

          (i)    Consequences of an Acquisition.    Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 3(c), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options or Stock Appreciation Right, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options or Stock Appreciation Rights then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options or Stock Appreciation Rights shall terminate, or provide that one or more Options or Stock Appreciation Rights then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair value (as determined by the Board in its sole discretion) for the shares subject to such Options or Stock Appreciation Rights over the exercise price thereof; provided, however, that before terminating any portion of an Option or Stock Appreciation Right that is not vested or exercisable

  (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

          (ii)    Acquisition Defined.    An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (iii)    Parachute Awards.    Except as otherwise provided in another agreement between the Company and the Participant, if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation or affiliate thereof with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation or affiliate thereof. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        (a)    Stock Options Granted to Employees and Key Persons.    Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent (100%) of the Fair Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent (110%) of the Fair Value on the grant date.

          (ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

          (iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

            (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

            (B)  Subject to the approval of the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Value on the exercise date; or

            (C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed the aggregate threshold for incentive stock options established by the Code ($100,000 as of January 1, 2005). To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Grant of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than 100 percent (100%) of the Fair Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option).

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

            (i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

            (ii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

            (iii)  A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Purchase Price; Terms.    Shares of Restricted Stock shall be issued under the Plan at such purchase price (which may be zero) as determined by the Administrator. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

        (b)    Rights as a Stockholder.    Upon execution of a Restricted Stock agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Terms of Deferred Stock Awards.    The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

        (a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; (viii) clinical enrollment rates; (ix) manufacturing developments and/or progress; (x) strategic alliances; (xi) financing of the Company; (xii) clinical objectives; (xiii) development of the Company's products and procedures; and (xiv) other operational objectives of the Company.

        (b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

        (c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 11(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Committee Action.    Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

        (c)    Family Member.    For purposes of Section 11(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 12.    TAX WITHHOLDING

        Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

SECTION 13.    ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A.

        In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than 100 percent of the Fair Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Value), or such grant is materially modified and deemed a new grant at a time when the Fair Value exceeds the exercise price, or any other Award is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

        (a)    Exercise and Distribution.    Except as provided in Section 13(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

          (i)    Specified Time.    A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of ten years from the date such Award was granted.

          (ii)    Separation from Service.    Separation from service (within the meaning of Section 409A) by the 409A Award recipient; provided however, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 13(a)(ii) may not be made before the date that is six months after the date of separation from service; and provided further, that if necessary, the period of exercisability of the 409A Award shall be extended to comply herewith.

          (iii)    Death.    The date of death of the 409A Award recipient.

          (iv)    Disability.    The date the 409A Award recipient becomes disabled (within the meaning of Section 14(c)(ii) hereof).

          (v)    Unforeseeable Emergency.    The occurrence of an unforeseeable emergency (within the meaning of Section 13(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

          (vi)    Change in Control Event.    The occurrence of a Change in Control Event (within the meaning of Section 13(c)(i) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

        (b)    No Acceleration.    A 409A Award may not be accelerated or exercised prior to the time specified in Section 13(a) hereof, except in the case of one of the following events:

          (i)    Domestic Relations Order.    The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

          (ii)    Conflicts of Interest.    The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

          (iii)    Change in Control Event.    The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

        (c)    Definitions.    Solely for purposes of this Section 13 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

          (i)    "Change in Control Event" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

          (ii)   "Disabled" means a grantee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

          (iii)  "Unforeseeable Emergency" means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee's spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 14.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants without shareholder approval. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 16.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.    GENERAL PROVISIONS

        (a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

SECTION 18.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 19.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

PROXY

ACUSPHERE, INC.

Proxy for Annual Meeting of Stockholders
June 16, 2005

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Acusphere, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2005, and hereby appoints Sherri C. Oberg and John F. Thero, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company, 500 Arsenal Street, Watertown, Massachusetts 02472 on June 16, 2005 at 11:00 a.m., local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO THE ELECTION OF DIRECTOR, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTOR.

Address Changes/Comments:

(If you noted any Address Changes/Comments above,
please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ACUSPHERE, INC.
C/O AMERICAN STOCK TRANSFER
6201 15TH AVENUE
BROOKLYN, NY 11219

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

☒ Please mark votes as in this example.

ACUSPHERE, INC.

1.	To elect two members to the Board of Directors each to serve for a three year term as Class II Director:
The Board of Directors recommends a vote FOR the Nominee:		For	Withheld
	(01) Derek Lemke-von Ammon	[ ]	[ ]
	(02) Garen Bohlin	[ ]	[ ]
2.	To approve the Company's 2005 Stock Option and Incentive Plan	For	Against	Abstain
		[ ]	[ ]	[ ]
3.	To transact such other business as may properly come before the meeting and any adjournments thereof.
For address changes/comments, please check this box and write them on the back where indicated		Yes	No
		[ ]	[ ]
Please indicate if you plan to attend this meeting		Yes	No
		[ ]	[ ]

Please sign exactly as your name appears hereon. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2005
PROXY STATEMENT For the Annual Meeting of Stockholders To Be Held on June 16, 2005
PROPOSAL 1 ELECTION OF DIRECTORS
OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS
Summary Compensation Table
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
INDEMNIFICATION MATTERS
PROPOSAL 2
APPROVAL OF 2005 STOCK OPTION AND INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE " FOR " THE ACUSPHERE 2005 STOCK OPTION AND INCENTIVE PLAN
OTHER MATTERS
STOCKHOLDER PROPOSALS
EXPENSES AND SOLICITATION
ACUSPHERE, INC. Code of Business Conduct and Ethics
A MESSAGE FROM THE BOARD
INTRODUCTION
STANDARDS OF CONDUCT
REPORTING AND ENFORCEMENT MECHANISMS
POLICY AGAINST RETALIATION
PENALTIES FOR VIOLATIONS
WAIVER/AMENDMENTS
Receipt of Code of Business Conduct and Ethics
ACUSPHERE, INC. Compensation Committee Charter
ACUSPHERE, INC. Compensation Committee Charter
ACUSPHERE, INC. Audit Committee Charter
ACUSPHERE, INC.
Audit Committee Charter
ACUSPHERE, INC. Nominating and Corporate Governance Committee Charter
ACUSPHERE, INC.
Nominating and Corporate Governance Committee Charter
2005 Stock Option and Incentive Plan
ACUSPHERE, INC.
2005 STOCK OPTION AND INCENTIVE PLAN
Proxy for Annual Meeting of Stockholders June 16, 2005